UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 20, 2012
(Date of Earliest Event Reported)

(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222 (Address of principal executive offices) (Zip Code)

(502) 636-4400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)- 2

Item 7.01. Regulation FD Disclosure.
Churchill Downs Incorporated (CDI or the Company) (NASDAQ: CHDN), announced Tuesday, Nov. 20, 2012, that its Board of Directors had declared a dividend of $0.72 cents per share on CDI's common stock, payable Dec. 21, 2012, to shareholders of record on Nov. 28, 2012. The Board of Directors also approved accelerating the typical January annual payment to Dec. 21, 2012, to take advantage of existing 2012 tax rates, due to the uncertainty over the tax rates that will be in effect in 2013.
The full text of this press release is included in Exhibit 99.1 in this Form 8-K.
Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 20, 2012 issued by Churchill Downs Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

November 20, 2012	/s/ Alan K. Tse By: Alan K. Tse Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated November 20, 2012 issued by Churchill Downs Incorporated.